                         SUPPLEMENTAL TRUST INDENTURE

This SUPPLEMENTAL TRUST INDENTURE (this "Supplemental Indenture") is executed this 22nd day of February, 1995 (the "Execution Date"), but effective as of December 28, 1994, by and between WRI HOLDINGS, INC. (the "Company"), a Texas corporation, and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "Trustee"), a national banking association.

                                  WITNESSETH:

WHEREAS, the Company and the Trustee executed that certain Trust Indenture (the "Trust Indenture") dated December 28, 1984 to secure the performance of the Company under the terms of that certain 16% Mortgage Bonds Due 1994 (the "Bonds") executed by the Company payable to the order of Weingarten Realty, Inc. ("WRI") dated December 28, 1984 in the face principal amount of THREE MILLION ONE HUNDRED FIFTY THOUSAND and NO/100 DOLLARS ($3,150,000.00), payable as therein provided; and

WHEREAS, WRI assigned and conveyed all of its property, both real and personal, to Weingarten Realty Investors ("Weingarten"), a Texas real estate investment trust, as evidenced by that certain Master Deed and General Conveyance, by and between WRI and Weingarten dated April 5, 1988; and

WHEREAS, the Bonds mature on December 28, 1994, and the Company and Weingarten have agreed to renew and extend the maturity date of the Bonds and to continue the liens, pledges, and security interests securing the payment of the Bonds, as set forth in that certain Bonds Renewal and Extension Agreement dated effective as of December 28, 1994, executed by the Company and Weingarten, Weingarten being the sole legal owner and holder of the Bonds; and

WHEREAS, the Company and the Trustee desire to amend and supplement the Trust Indenture to reflect the renewal and extension of the maturity date of the Bonds to December 28, l995.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Trustee hereby agree as follows:

1. Except as otherwise provided in this Supplemental Indenture, all capitalized terms used in this Supplemental Indenture shall have the meanings ascribed to those terms in the Trust Indenture.

2. The Company and the Trustee acknowledge that the Company has reaffirmed its promise to pay to the order of the Payee, at 2600 Citadel Plaza Drive, Suite 300, Houston, Texas

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

77008, the principal balance due and owing on the Bonds, with interest accrued thereon, as provided in the Bonds, except that the maturity date of the Bonds has been renewed and extended to December 28, 1995, at which time the unpaid principal balance of the Bonds plus all accrued and unpaid interest thereon shall be due and payable.


All liens, pledges, and security interests securing the Bonds granted under the terms of the Trust Indenture, are hereby renewed, extended and carried forward to secure payment of the Bonds, as hereby amended, and the Trust Indenture is hereby amended to reflect that the maturity date of the Bonds is December 28, 1995.

3. The Company hereby represents and warrants to the Trustee that (a) the Company is the sole legal and beneficial owner of the Trust Estate; (b) the Company has the full power and authority to make the agreements contained in this Supplemental Indenture without joinder and consent of any other party; and
(c) the execution, delivery and performance of this Supplemental Indenture will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any trust deed, deed of trust, loan agreement, indenture or other agreement to which the Company is a party or by which the Company or any of its property is bound. The Company hereby agrees to indemnify and hold harmless the Trustee against any loss, claim, damage, liability or expense (including, without limitation, attorneys' fees) incurred as a result of any representation or warranty made by the Company in this Section 3 proving to be untrue in any material respect.

4. To the extent that the Trust Indenture is inconsistent with the terms of this Supplemental Indenture, the Trust Indenture is hereby modified and amended. Except as modified, renewed and supplemented by this Supplemental Indenture, the Trust Indenture remains unchanged and continues unabated and in full force and effect as the valid and binding obligation of the Company.

5. The Company covenants and warrants that the Trustee is not in default under the Trust Indenture, as supplemented by this Supplemental Indenture (collectively referred to as the "Indenture"), that there are no defenses, counterclaims or offsets to the Bonds or the Indenture, and that all of the provisions of the Bonds and the Indenture are in full force and effect.

6. The Company agrees to pay all costs incurred in connection with the execution and consummation of this Supplemental Indenture, including but not limited to, all recording costs and the reasonable fees and expenses of Trustee's counsel.

7. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition, or provision herein contained.

8. The Company acknowledges and agrees that the outstanding principal balance of the Bonds as of December 28, 1994 is $3,150,000.00.

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9. Weingarten joins herein to consent to the amendment and supplement of the terms of the Trust Indenture as set forth in this Supplemental Indenture and to acknowledge and represent that Weingarten is the sole owner and holder of the Bonds. Weingarten is an unincorporated trust organized under the Texas Real Estate Investment Trust Act. Neither the shareholders of Weingarten, nor its Trust Managers, officers, employees, or other agents shall be personally, corporately, or individually liable, in any manner whatsoever, for any debt, act, omission, or obligation of Weingarten, and all persons having claims of any kind whatsoever against Weingarten shall look solely to the property of Weingarten for the enforcement of their rights (whether monetary or nonmonetary) against Weingarten.


EXECUTED this day and year first above written, but effective for all purposes as of December 28, 1994.

                               WRI HOLDINGS, INC.

                               [SIGNATURE OF MARTIN DEBROVNER APPEARS HERE]

                               By:
                                  --------------------------------
                                  Martin Debrovner
                                  Vice President

                                                         "Company"

                               TEXAS COMMERCE BANK NATIONAL
                                ASSOCIATION
                               [SIGNATURE OF WAYNE MENTZ APPEARS HERE]

                               By:
                                  ---------------------------------
                                  Wayne Mentz
                                  Assistant Vice President
                                   and Trust Officer

                                                         "Trustee"

                               WEINGARTEN REALTY INVESTORS

                               [SIGNATURE OF BILL ROBERTSON, JR. APPEARS HERE]

                               By:
                                  ----------------------------------
                                  Bill Robertson, Jr.
                                  Executive Vice President

                                                          "Weingarten"

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

THE STATE OF TEXAS    (S)
                      (S)
COUNTY OF HARRIS      (S)

This instrument was acknowledged before me on this 22nd day of February, 1995, by Martin Debrovner, Vice President of WRI HOLDINGS, INC., a Texas corporation, on behalf of said corporation.

[SEAL OF BARBARA KENNEDY       [SIGNATURE OF BARBARA KENNEDY APPEARS HERE]
     APPEARS HERE]             --------------------------------------------
                               Notary Public, State of Texas

THE STATE OF TEXAS    (S)
                      (S)
COUNTY OF HARRIS      (S)

This instrument was acknowledged before me on this      day of February, 1995 by
Wayne Mentz, Assistant Vice President of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, on behalf of said national banking association.

                                 ------------------------------------
                                 Notary Public, State of Texas

THE STATE OF TEXAS     (S)
                       (S)
COUNTY OF HARRIS       (S)

This instrument was acknowledged before me on this 22nd day of February, 1995 by Bill Robertson, Jr., Executive Vice President of WEINGARTEN REALTY INVESTORS, a Texas real estate investment trust, on behalf of said real estate investment trust.

[SEAL OF BARBARA KENNEDY       [SIGNATURE OF BARBARA KENNEDY APPEARS HERE]
     APPEARS HERE]             --------------------------------------------
                               Notary Public, State of Texas

                                       4